As filed with the Securities and Exchange Commission on October 29, 1999

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        DATE OF REPORT - OCTOBER 29, 1999


Commission   Registrant, State of Incorporation      I.R.S. Employer
File Number  Address and Telephone Number           Identification No.
-----------  -------------------------------------  ------------------

0-25595      NIAGARA MOHAWK HOLDINGS, INC.          16-1549726
             (a New York corporation)
             300 Erie Boulevard West
             Syracuse, New York 13202
             Telephone 315-474-1511

1-2987       NIAGARA MOHAWK POWER CORPORATION       15-0265555
             (a New York corporation)
             300 Erie Boulevard West
             Syracuse, New York 13202
             Telephone 315-474-1511

Item 5.  Other Events
---------------------

(a) On October 29, 1999, Niagara Mohawk Holdings, Inc. issued a press release relating to its third quarter earnings for 1999. See attached Exhibit No. 99.


Item 7.  Financial Statements and Exhibits
------------------------------------------

(c) Exhibits - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

     Exhibit No. 99 - Press release of Niagara Mohawk Holdings, Inc. issued on October 29, 1999 relating to its third quarter earnings for 1999.

             NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                             NIAGARA MOHAWK HOLDINGS, INC.
                                             -----------------------------
                                                     (Registrant)



Date:  October 29, 1999                  By  /s/Steven W. Tasker
                                             -----------------------------
                                             Steven W. Tasker
                                             Vice President-Controller and
                                             Principal Accounting Officer,
                                             in his respective capacities
                                             as such



                                             NIAGARA MOHAWK POWER CORPORATION
                                             ---------------------------------
                                                     (Registrant)



Date:  October 29, 1999                  By  /s/Steven W. Tasker
                                             -------------------------------
                                             Steven W. Tasker
                                             Vice President-Controller and
                                             Principal Accounting Officer,
                                             in his respective capacities
                                             as such

                                  EXHIBIT INDEX
                                  -------------

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release of Niagara Mohawk Holdings, Inc. issued on October 29, 1999 relating to its third quarter earnings for 1999.